QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
BED BATH & BEYOND INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BED BATH & BEYOND INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JULY 1, 2004

TIME	9:00 a.m. on Thursday, July 1, 2004
PLACE	Headquarters Plaza Hotel 3 Headquarters Plaza Morristown, New Jersey
ITEMS OF BUSINESS	(1)
To elect five directors: three directors for three years until the Annual Meeting in 2007, one director for two years until the Annual Meeting in 2006, and one director for one year until the Annual Meeting in 2005, and in each case until their respective successors have been elected and qualified (Proposal 1).
(2) To ratify the appointment of KPMG LLP as independent auditors for the 2004 fiscal year (Proposal 2).
(3) To approve the 2004 Incentive Compensation Plan (Proposal 3).
(4) To vote on shareholder proposals (Proposals 4 and 5).
(5) To transact such other business as may properly be brought before the meeting or any adjournment or adjournments.
RECORD DATE	You can vote if you were a shareholder of record on May 5, 2004.
PROXY VOTING
It is important that your shares be represented and voted at the meeting. We hope you will attend the meeting. Whether or not you plan to attend, we urge you to vote online, via telephone or to fill out the enclosed proxy card and return it to us in the envelope provided. No postage is required.
May 28, 2004	Warren Eisenberg Co-Chairman
Leonard Feinstein Co-Chairman

Bed Bath & Beyond Inc. 650 Liberty Avenue Union, NJ 07083

PROXY STATEMENT

        The proxy materials are delivered in connection with the solicitation by the Board of Directors of Bed Bath & Beyond Inc. (the "Company", "we", or "us"), a New York corporation, of proxies to be voted at our 2004 Annual Meeting of Shareholders and at any adjournment or adjournments.

QUESTIONS ABOUT THE MEETING AND THESE PROXY MATERIALS

        This Proxy Statement, the proxy card and our 2003 Annual Report are being mailed starting May 28, 2004.

What may I vote on?

        You may vote on the following proposals:

  •
  election of five directors: three directors to hold office until the Annual Meeting in 2007, one director to hold office until the Annual Meeting in 2006, and one director to hold office until the Annual Meeting in 2005;

  •
  ratification of the appointment of KPMG LLP as independent auditors for fiscal 2004 (Proposal 2);

  •
  approval of the 2004 Incentive Compensation Plan (Proposal 3);

  •
  consideration of shareholder proposals (Proposals 4 and 5).

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS, FOR THE APPROVAL OF THE 2004 INCENTIVE COMPENSATION PLAN AND AGAINST THE SHAREHOLDER PROPOSALS.

Who may vote?

        Shareholders of record of the Company's common stock at the close of business on May 5, 2004 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 300,478,099 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the meeting.

How do I vote?

        The Company encourages you to use the electronic means available to you to vote your shares. How you vote will depend on how you hold your shares of Bed Bath & Beyond stock.

Shareholder of Record

        If your shares are registered directly in your name with Bed Bath & Beyond's transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you. As the shareholder of record, you have the right to vote by proxy. There are three ways you can do so:

•      Vote by internet—www.proxyvote.com

        Use the internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website.

•      Vote by phone—1-800-690-6903

        Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call.

•      Vote by mail

        Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided, or return it to Bed Bath & Beyond Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

        Voting by any of these methods will not affect your right to attend the Annual Meeting and vote in person.

Beneficial Owner

        Most shareholders of Bed Bath & Beyond hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction form for you to use in directing the broker or nominee in how to vote your shares.

Can I change my vote?

        Yes. If you are the shareholder of record, you may revoke your proxy at any time before it is exercised by doing any of the following:

  •
  sending a letter to the Company stating that your proxy is revoked;

  •
  signing a new proxy and sending it to the Company; or

  •
  attending the Annual Meeting and voting by ballot.

        Beneficial owners should contact their broker or nominee for instructions on changing their vote.

How many votes must be present to hold the Annual Meeting?

        A "quorum" is necessary to hold the Annual Meeting. A quorum is a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting. They may be present at the meeting or represented by proxy. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum, but are not counted for purposes of determining any of the proposals to be voted on.

How many votes are needed to approve the proposals?

        A plurality of the votes cast is required for the election of Directors. This means that the three nominees for a three year term with the most votes, the nominee for a two year term with the most votes and the nominee for a one year term with the most votes will, in each case, be elected.

        A "FOR" vote by a majority of the votes cast is required to approve the other proposals to be acted on at the Annual Meeting.

What is an abstention?

        An abstention is a properly signed proxy card which is marked "abstain".

What is a broker "non-vote"?

        A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Under applicable rules, all of the proposals to be considered at the meeting, other than Proposal 3 (Approval of 2004 Incentive Compensation Plan), are "discretionary" items upon which New York Stock Exchange member brokerage firms that hold shares as a nominee may vote on behalf of the beneficial owners if such beneficial owners have not furnished voting instructions by the tenth day before the Annual Meeting. If you are a beneficial owner, brokers may not vote on Proposal 3 unless voting instructions have been returned to them.

Will any other matters be acted on at the Annual Meeting?

        If any other matters are properly presented at the Annual Meeting or any adjournment, the persons named in the proxy will have discretion to vote on those matters. As of January 26, 2004, which is the date by which shareholder proposals must have been received by the Company to be presented at the meeting, and as of the date of this proxy statement, we did not know of any other matters to be presented at the Annual Meeting.

Who pays for this proxy solicitation?

        The Company will pay the expenses of soliciting proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by directors or employees of the Company. The Company has engaged D.F. King & Co., Inc., for a fee to be determined, to assist in the solicitation of proxies. The Company has also engaged Automatic Data Processing, Inc., for a fee to be determined, to assist in the distribution and tabulation of proxies. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing proxy materials to the beneficial owners of shares held of record by such persons.

ELECTION OF DIRECTORS (Proposal 1)

How is the Board of Directors structured and who has been nominated?

        The Board of Directors is divided into three classes, each with a staggered three year term of office and the classes as nearly equal in number of directors as possible. The current number of directors is ten. At the Annual Meeting, five directors are to be elected, of whom three directors, Fran Stoller, Stanley F. Barshay and Jordan Heller, were added during the last year.

        The Board of Directors, upon recommendation of its Nominating Committee, has nominated Warren Eisenberg and Victoria A. Morrison, whose three year terms of office as director expire at this Annual Meeting, as well as Stanley F. Barshay for a three year term expiring at the 2007 Annual Meeting. Additionally, the Board has nominated Fran Stoller for a two year term expiring at the 2006 Annual Meeting and Jordan Heller for a one year term expiring at the 2005 Annual Meeting.

        The principal occupation and certain other information concerning the nominees are provided below:

        Warren Eisenberg, 73, was a Co-Founder of the Company and currently serves as Co-Chairman. He has served as a Director since 1971. Mr. Eisenberg served as Chairman from 1992 to 1999, and served as Chief Executive Officer or Co-Chief Executive Officer from 1971 to April 2003.

        Victoria A. Morrison, 51, is a practicing attorney and has served as a Partner in the law firm of Riker, Danzig, Scherer, Hyland & Perretti LLP for more than five years. She has served as a Director of the Company since September 2001.

        Fran Stoller, 45, is a practicing attorney and a Partner in the law firm of Loeb & Loeb LLP. Prior to joining that firm in January 2000, she was a Partner in the law firm of Bachner Tally Polevoy & Misher LLP. She was added as a Director of the Company in October 2003. Ms. Stoller was referred to the Nominating Committee by the Chief Executive Officer.

        Stanley F. Barshay, 64, has served as Chairman of Schering-Plough Consumer HealthCare Products since July 2003. Prior to 1997, Mr. Barshay served in a variety of senior executive positions at American Home Products (now Wyeth). Between 1997 and 2003, Mr. Barshay served as a consultant for several companies. He was added as a Director of the Company in October 2003. Mr. Barshay was referred to the Nominating Committee by an Executive Officer and Director of the Company.

        Jordan Heller, 43, is a Managing Director at American Economic Planning Group. He has been Managing Director of American Economic Planning Group for more than 3 years. Prior to joining American Economic Planning Group, Mr. Heller was Managing Partner of Ledgewood Capital Advisors. He was added as a Director of the Company in December 2003. Mr. Heller was referred to the Nominating Committee by the Chief Executive Officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

OTHER BOARD OF DIRECTORS INFORMATION

        The principal occupation and certain other information about the directors whose terms of office continue after the Annual Meeting is provided below.

Directors Whose Terms Expire in 2005

        Leonard Feinstein, 67, was a Co-Founder of the Company and has served as Co-Chairman since 1999. He has served as a Director since 1971. Mr. Feinstein served as President from 1992 to 1999, and served as Co-Chief Executive Officer from 1971 to April 2003.

        Robert Kaplan, 46, is Vice Chairman of The Goldman Sachs Group, Inc. Mr. Kaplan has been a Managing Director or Partner of The Goldman Sachs Group, Inc. for more than five years. He has been a Director of the Company since 1994.

        Dean S. Adler, 47, was a Co-Founder and has served as a Principal of Lubert-Adler Management, a private real estate investment firm, for more than five years. He has been a Director of the Company since September 2001. Mr. Adler is also a director of Developers Diversified Realty Corp., Trans World Entertainment Corp., and Electronics Boutique, Inc.

Directors Whose Terms Expire in 2006

        Steven H. Temares, 45, currently serves as Chief Executive Officer, President and a Director of the Company. Mr. Temares was elected Chief Executive Officer in April 2003. He has served as President and a Director since 1999. Previously, Mr. Temares served as Chief Operating Officer from 1997 to April 2003 and served as Executive Vice President from 1997 to 1999.

        Klaus Eppler, 73, is a practicing attorney and has been a pensioned partner in the law firm of Proskauer Rose LLP, counsel to the Company, since November 2001. Mr. Eppler was an equity partner of Proskauer Rose LLP from 1965 to October 2001. He has been a Director of the Company since 1992. Mr. Eppler serves as outside Lead Director. Mr. Eppler is also a director of The Dress Barn, Inc.

How many times did the Board of Directors meet last year?

        The Board of Directors held six meetings during fiscal 2003.

How are Directors compensated?

        In fiscal 2003, each outside director was paid at the rate of $2,500 per quarter other than Klaus Eppler who, as Lead Director, was paid at the rate of $6,250 per quarter. Directors may elect to receive all or a portion of such payments in the form of common stock. For fiscal 2004, the payment will be increased by $5,000 per quarter for each outside director.

Information about Committees of the Board; Compensation Committee Interlocks and Insider Participation

        Following the addition of Fran Stoller, Stanley F. Barshay and Jordan Heller to the Board of Directors, the membership of the Audit, Nominating and Governance, and Compensation Committees was reconstituted. All members of such committees are considered independent pursuant to applicable SEC and Nasdaq rules.

Audit Committee

        The function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by (i) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements, and (ii) reviewing the financial reports and other financial information provided by the Company to the public. In addition, the functions of this Committee have included, among other things, recommending to the Board the engagement or discharge of independent auditors, discussing with the auditors their review of the Company's quarterly results and the results of their annual audit and reviewing the Company's internal accounting controls. The Board of Directors has adopted a written revised charter for the Audit Committee, a copy of which is attached as Exhibit A to this proxy statement. The Audit Committee held five meetings during fiscal 2003. The current members of the Committee are Messrs. Adler, Barshay and Heller.

Nominating and Corporate Governance Committee

        The function of the Nominating and Corporate Governance Committee is to assist the Board of Directors by (i) reviewing and recommending changes in certain policies regarding the nomination of directors to the Board for its approval; (ii) identifying individuals qualified to become directors; (iii) evaluating and recommending for the Board's selection nominees to fill positions on the Board; and (iv) recommending changes in the Company's corporate governance policies to the Board for its approval. The Committee's policy is to identify potential nominees based on properly submitted suggestions from any source and has established procedures to do so. In addition, the Board may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate. Shareholders wishing to propose a director candidate for nomination must provide timely notice of such nomination in accordance with the Company's By-laws. In addition to holding two meetings during fiscal 2003, the Committee had informal discussions and made recommendations to the Board. The current members of the Committee are Mr. Eppler, Ms. Morrison and Ms. Stoller.

Compensation Committee

        The function of the Compensation Committee is to assist the Board of Directors by (i) considering and determining all matters relating to the compensation of the Company's Co-Chairmen, Chief Executive Officer and other executive officers; (ii) administering and functioning as the committee that is authorized to grant stock options under the Company's stock option plans to executive officers and such other Senior Persons as the Committee may determine; and (iii) reviewing and reporting to the Board on such other matters as may be appropriately delegated by the Board for the Committee's consideration. In addition to holding one meeting during fiscal 2003, the Committee also acted by unanimous written consents. The current members of the Committee are Mr. Adler, Ms. Morrison and Ms. Stoller.

Corporate Governance Information

        A complete copy of the charter of each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, as well as the Company's policies on Director attendance at the annual shareholder meeting and how shareholders can communicate with the Board of Directors, are available on the Company's website at www.bedbathandbeyond.com.

RATIFICATION OF APPOINTMENT OF AUDITORS (Proposal 2)

Who has the Board of Directors appointed as the Auditors?

        The Audit Committee has appointed KPMG LLP to serve as our independent auditors for fiscal 2004, subject to ratification by our shareholders. Representatives of KPMG LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so. If the proposal to ratify their appointment is not approved, other certified public accountants will be considered by the Audit Committee. Even if the proposal is approved, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year if it believes that such a change would be in the best interest of the Company and its shareholders.

What were the fees incurred for KPMG LLP professional services?

        The Company incurred the following fees to KPMG LLP for fiscal 2003 and 2002:

	2003	2002
Audit Fees	$312,000	$232,000
Audit-Related Fees	31,000	31,000
Tax Fees	327,000	145,000
All Other Fees	5,000	—

	$675,000	$408,000

        Audit fees include fees associated with the annual audit of the Company's financial statements, including additional procedures required due to the acquisition of Christmas Tree Shops, Inc. ("CTS"), which was consummated in June 2003, and the quarterly reviews of the financial statements included in our Forms 10-Q. Audit-related fees include fees associated with audits of financial statements of certain employee benefit plans. Tax fees include fees associated with tax compliance (including review of tax returns), tax advice (including tax audit assistance) and assistance with the due diligence for the acquisition of CTS. All other fees in fiscal 2003 consist of fees associated with management advisory services. The Audit Committee has concluded that the provision of the foregoing services is compatible with maintaining KPMG LLP's independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR FISCAL 2004.

AUDIT COMMITTEE REPORT

        The Board of Directors has determined that the membership of the Audit Committee meets the Securities and Exchange Commission and Nasdaq independence and experience requirements. The Board of Directors has also determined that Messrs. Adler and Heller each qualify as an "Audit Committee Financial Expert."

        The Audit Committee discussed the auditors' review of quarterly financial information with the auditors prior to the release of that information and the filing of the Company's quarterly reports with the Securities and Exchange Commission. The Audit Committee also met and held discussions with management and the independent auditors with respect to the audited year end financial statements. The Committee also reviewed and revised the Audit Committee Charter. Further, the Committee discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), received the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors the auditors' independence. Based on these discussions and the written disclosures received from the auditors, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended February 28, 2004, filed with the Securities and Exchange Commission on May 13, 2004.

        This report is not deemed filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 and is not incorporated by reference into any filings that the Company may make with the Securities and Exchange Commission.

AUDIT COMMITTEE
Dean S. Adler
Stanley F. Barshay
Jordan Heller

2004 INCENTIVE COMPENSATION PLAN (Proposal 3)

ADOPTION OF THE BED BATH & BEYOND INC.
2004 INCENTIVE COMPENSATION PLAN

        On May 13, 2004, the Board of Directors of the Company approved the Bed Bath & Beyond Inc. 2004 Incentive Compensation Plan (the "2004 Plan"), subject to shareholder approval.

        The Company has utilized stock options as an important part of its program to recruit, retain and motivate a wide range of key employees, including department managers, store managers, buying office personnel and officers. Stock options have been granted to hundreds of our key employees in each of the last several years and, as the Company has continued its expansion program, and has acquired the Christmas Tree Shops stores and the Harmon stores, the number of key employees the Company plans to provide with incentive compensation is likely to increase. As of May 5, 2004 only 9,900,868 shares remain available for future grants of options under our existing stock option plans. Options covering approximately 6,000,000 shares were granted to key employees during fiscal 2003.

        In view of uncertainties regarding the acceptability of, and accounting treatment for, stock options, the Board of Directors has approved the 2004 Plan as a flexible incentive compensation plan that would enable the Company to offer employees and others incentive compensation through stock options, stock appreciation rights, restricted stock awards and performance awards, including cash awards. In view of the different kinds of incentive compensation awards that may be made under the 2004 Plan, the number of shares of common stock of the Company that may be issued or used for reference purposes under the 2004 Plan is 19,000,000 shares plus, if the 2004 Plan is approved by shareholders, the common stock remaining available under our existing stock option plans. Upon such approval, no further option grants may be made under our existing stock option plans. However, to the extent that awards other than stock options and stock appreciation rights (as for example the grant of restricted stock awards) are made under the 2004 Plan, each share of common stock that is subject to the award will be counted as 1.80 shares against the overall limit. The purpose of the 2004 Plan is to enable the Company to provide incentives in order to attract, retain and reward eligible participants in the Plan and strengthen the mutuality of interests between such individuals and the Company's shareholders.

        The following description of the 2004 Plan is qualified in its entirety by reference to the 2004 Plan, which is attached as Exhibit B to this Proxy Statement.

Administration

        The Board of Directors has appointed two committees to administer the 2004 Plan: the Compensation Committee which is authorized to grant options to executive officers and certain other key executives; and a second committee, consisting of the Co-Chairmen and Chief Executive Officer, which is authorized to grant options to other employees and consultants. All members of the Compensation Committee are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act of 1934, "outside directors" within the meaning of Section 162(m) of the Code, and "independent directors" under the rules of Nasdaq Stock Market. Under the 2004 Plan, the entire Board of Directors has the authority to grant options to non-employee directors, but there are no current plans to do so.

Eligibility and Types of Awards

        Employees, consultants, and prospective employees and consultants of the Company and its affiliates and Non-Employee Directors of the Company are eligible to be granted stock options, stock appreciation rights, restricted stock awards, performance awards and other stock-based awards under the 2004 Plan. Eligibility for awards under the 2004 Plan is determined by the applicable Committee in its sole discretion, provided that no award may be made to any Non-Employee Director unless all similarly situated Non-Employee Directors have the right to receive the same award on the same terms. As of the date of this proxy statement, no awards have been granted under the 2004 Plan.

Available Shares

        The aggregate number of shares of common stock of the Company that may be issued or used for reference purposes under the 2004 Plan shall not exceed 19,000,000 shares plus, if the 2004 Plan is approved by shareholders, any remaining common stock available for grant under the 1996, 1998, 2000 and 2001 Stock Option Plans ("the Prior Plans"). As of May 5, 2004, the Prior Plans had 9,900,868 shares available for future grant and 24,030,951 shares granted but unexercised, with a weighted average remaining life and weighted average grant price of 6.61 years and $22.95, respectively. If the 2004 Plan is not approved by shareholders, the Prior Plans will remain in full force and effect.

        Shares of common stock that are subject to options or stock appreciation rights shall be counted against the overall limit as one share for every share granted. Shares of common stock that are subject to other types of awards shall be counted against this limit as 1.80 shares for every share granted. The maximum number of shares of common stock subject to any option and/or stock appreciation right that may be granted under the 2004 Plan during any fiscal year of the Company to each employee shall be, in the aggregate, 1,000,000 shares. The maximum number of shares of common stock subject to any restricted stock award and/or other stock-based award that is subject to the attainment of specified performance goals that may be granted under the 2004 Plan during any fiscal year of the Company to each employee shall be 500,000 shares. The maximum number of shares of common stock subject to any performance award denominated in shares of common stock that may be granted to an employee under the 2004 Plan attributable to any year of a performance period shall be 500,000 shares. The maximum payment that may be made to an employee under the 2004 Plan and denominated in dollars for a cash-based award attributable to any year of a performance period shall be $2,000,000. The above per-participant limits shall be increased for an employee to the extent that awards made to the employee in any prior year under the 2004 Plan were for less than the maximum number of shares or the amounts permitted to be granted, in the aggregate, to the employee.

        The Committee may, in accordance with the term of the 2004 Plan, make appropriate adjustments to the above limits and the terms of outstanding options and other awards to reflect any stock dividend or distribution, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, reclassification, or exchange of shares, partial or complete liquidation, issuance of rights or warrants, sale or transfer of the Company's assets or business, or any special cash dividend (or any other event affecting the Company's capital structure or business).

Awards under the 2004 Plan

        Stock Options.    The 2004 Plan authorizes the Committee to grant non-qualified stock options to purchase shares of common stock. The Committee will determine the number of shares of common stock subject to each option, the term of each option, the exercise price (which may not be less than the fair market value of the common stock at the time of grant), any vesting schedule, and the other material terms of each option. Options will be exercisable at such times and subject to such terms as are determined by the Committee at grant. The maximum term of stock options under the 2004 Plan has been reduced to eight years, compared to ten years under the Prior Plans, which the Company does not believe will reduce the long-term incentive provided under its stock options. Unless the Committee determines otherwise at the time of grant, stock options granted to employees or consultants shall be exercisable no earlier than one year after grant, subject to acceleration provisions (if any) as determined by the Committee. Upon the exercise of an option, the participant must make payment of the full exercise price, either: in cash, check, bank draft or money order; solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the aggregate purchase price; or on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of options or by payment in full or in part in the form of common stock).

        Stock Appreciation Rights.    The 2004 Plan authorizes the Committee to grant stock appreciation rights ("SARs") either in tandem with an option or independent of an option. An SAR is a right to receive a payment either in cash or common stock equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share of the SAR. The Committee will determine the terms and conditions of SARs at the time of grant, but generally SARs will be subject to the same terms and conditions as options (as described above).

        Restricted Stock Awards.    The 2004 Plan authorizes the Committee to grant restricted stock awards. Recipients of restricted stock awards enter into an agreement with the Company subjecting the restricted stock awards to transfer and other restrictions and providing the criteria or dates on which such restrictions lapse. Restricted stock awards may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code), as determined by the Committee at grant. Unless the Committee determines otherwise at grant, the minimum restriction period for a restricted stock award will be three years (permitting pro-rata vesting over such three year period). A holder of a restricted stock award does not have any of the rights of a stockholder until such holder becomes a stockholder of record (with the exception of certain dividend rights). A shareholder of record has all of the attendant rights of a stockholder including the right to receive dividends, if any, the right to vote shares and, subject to and conditioned upon the full vesting of shares, the right to tender such shares.

        Performance Awards.    The 2004 Plan authorizes the Committee to grant performance awards entitling participants to receive a fixed number of shares of common stock or cash, as determined by the Committee, upon the attainment of performance goals with respect to a designated performance period. Unless the Committee determines otherwise at grant, the minimum Performance Period shall be one year.

        Other Awards.    The 2004 Plan authorizes the Committee to grant awards of common stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, common stock, including but not limited to:

  •
  shares of common stock awarded purely as a bonus in lieu of cash and not subject to any restrictions or conditions;

  •
  shares of common stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an affiliate;

  •
  stock equivalent units;

  •
  restricted stock units; and

  •
  awards valued by reference to book value of shares of common stock.

        As noted above, performance-based awards granted under the 2004 Plan that are intended to satisfy the performance-based compensation exception under Section 162(m) of the Code will vest based on attainment of specified performance goals established by the Committee. These performance goals will be based on one or more of the following criteria selected by the Committee:

  •
  the attainment of a certain target level of, or a specified increase in, gross or operating margins of the Company (or a subsidiary, division, or other operational unit of the Company);

  •
  the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits of the Company, including without limitation that attributable to continuing and/or other operations of the Company (or in either case a subsidiary, division, or other operational unit of the Company);

  •
  the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Company (or any subsidiary, division or other operational unit of the Company);

  •
  the attainment of certain target levels of, or a specified increase in, operational cash flow or economic value added of the Company (or a subsidiary, division, or other operational unit of the Company);

  •
  the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

  •
  the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division or other operational unit of the Company);

  •
  the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax or other exclusions of the Company (or a subsidiary, division, or other operational unit of the Company);

  •
  the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital of the Company (or any subsidiary, division or other operational unit of the Company);

  •
  the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity of the Company (or any subsidiary, division or other operational unit of the Company);

  •
  the attainment of certain target levels in the fair market value of the shares of the common stock of the Company;

  •
  the growth in the value of an investment in the common stock of the Company assuming the reinvestment of dividends; or

  •
  a transaction that results in the sale of stock or assets of the Company.

        The Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including:

  •
  restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges;

  •
  an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; or

  •
  a change in accounting standards required by generally accepted accounting principles.

        In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Amendment and Termination

        Subject to the rules referred to in the balance of this paragraph, the Board of Directors or a Committee consisting solely of two or more Non-Employee Directors may at any time amend, in whole or in part, any or all of the provisions of the 2004 Plan, or suspend or terminate it entirely, retroactively or otherwise. Except to correct obvious drafting errors or as required to comply with applicable law or accounting rules, no such amendment may reduce the rights of a participant with respect to awards previously granted without the consent of such participant. In addition, without the approval of shareholders, no amendment may be made that would:

  •
  increase the aggregate number of shares of common stock that may be issued under the 2004 Plan;

  •
  increase the maximum individual participant share limitations for a fiscal year or year of a performance period;

  •
  change the classification of individuals eligible to receive awards under the 2004 Plan;

  •
  extend the maximum option term;

  •
  decrease the minimum exercise price of (i.e., reprice) any award;

  •
  materially alter the performance goals; or

  •
  require shareholder approval in order for the 2004 Plan to continue to comply with Section 162(m) of the Code or to satisfy the rules of Nasdaq.

Nontransferability

        Except as the Committee may permit, at the time of grant or thereafter, awards granted under the 2004 Plan are not transferable by a participant other than by will or the laws of descent and distribution. Shares of common stock acquired by a permissible transferee shall continue to be subject to the terms of the Plan and the applicable award agreement.

Material U.S. Federal Income Tax Consequences of Stock Options

        The following discussion of the principal U.S. federal income tax consequences with respect to options under the 2004 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences (state, local and other tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary.

        THE FOLLOWING SUMMARY IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL THE TAX CONSIDERATIONS THAT MAY BE RELEVANT. EACH RECIPIENT OF A GRANT IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO SUCH RECIPIENT OF THE GRANT AND THE DISPOSITION OF COMMON STOCK.

        Stock Options.    In general, an optionee will recognize no taxable income upon the grant of a non-qualified stock option and the Company will not receive a deduction at the time of such grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his holding period for the common stock. The Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

        Section 162(m) of the Code.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in its taxable year to the extent that such compensation exceeds $1,000,000. "Covered employees" are a company's chief executive officer on the last day of the taxable year and the next four highest paid officers of the Company whose compensation is required to be reported to stockholders in its proxy statement under the 1934 Act. Compensation paid to covered employees as a result of the exercise of non-qualified stock options granted in accordance with the terms of the 2004 Plan are intended to be "performance- based compensation" enabling the Company to receive a deduction for the full amount of such compensation without regard to the $1,000,000 cap.

        Parachute Payments.    In the event that the payment of any award under the 2004 Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) and such payment of an award, either alone or together with any other payments made to the participant, constitutes parachute payments under Section 280G of the Code, then, subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion.

Future 2004 Plan Awards

        Future awards under the 2004 Plan cannot be determined at this time, because such awards will be based upon prospective factors, including the nature of services to be rendered by current or prospective employees and officers of, advisors and independent consultants to, the Company or its affiliates, and directors who are neither officers nor employees of the Company or its affiliates and their potential contributions to the success of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE BED BATH & BEYOND INC. 2004 INCENTIVE COMPENSATION PLAN.

SHAREHOLDER PROPOSAL (Proposal 4)

        We have been notified that the following shareholder proposal will be presented for consideration at the Annual Meeting. Promptly upon receipt of an oral or written request we will provide you with the name and address of, and number of shares held by, each proponent.

Shareholder's Supporting Statement

        The term "glass ceiling" was first used in a 1985 Wall Street Journal article to describe an artificial barrier to the advancement of women into corporate management positions. Senator Robert Dole introduced the Glass Ceiling Act, as part of Title II of the Civil Rights Act of 1991. President Bush signed the 1991 Civil Rights Act and established a bipartisan twenty-one member Glass Ceiling Commission. The Commission was charged with preparing recommendations on the glass ceiling issue for the President and corporate leaders.

        In 1991, Secretary of Labor Lynn Martin completed the Glass Ceiling Initiative Report. Senator Dole praised the report, stating this "confirm(s) what many of us have suspected all along—the existence of invisible, artificial barriers blocking women and minorities from advancing up the corporate ladder to management and executive level positions" and "for this Senator, the issue boils down to ensuring equal access and equal opportunity."

        Secretary of Labor and Chairperson of the Glass Ceiling Commission Robert Reich states, "The glass ceiling is not only an egregious denial of social justice that effects two-thirds of the population, but a serious economic problem that takes a huge financial toll on American business." And "...we need to attract and retain the best, most flexible workers and leaders available, for all levels of the organization."

        The stated vision of the bipartisan Glass Ceiling Commission is "a national corporate leadership fully aware that shifting demographics and economic restructuring make diversity at management and decision making levels a prerequisite for the long-term success of the United States in domestic and global market places." The report revealed that women make up 45.7 percent of the total workforce and earn over half of all Master degrees, yet 95 percent of senior-level managers are men. Women today earn about $.72 for every dollar earned by men.

        The Glass Ceiling Commission Report confirms inclusiveness in the workplace has a positive impact on the bottom line. A 1993 study of Standard and Poor 500 companies revealed, "firms that succeed in shattering their own glass ceiling racked up stock-market records that were nearly two and one half times better than otherwise comparable companies."

        We believe that top management positions should more closely reflect the people in the workforce and marketplace if our company is going to remain competitive.

        RESOLVED that shareholders request: The Board of Directors prepare a report, at reasonable cost and excluding confidential information, and available to shareholders four months after the annual shareholder meeting, on our progress concerning the Glass Ceiling Commission's business recommendations including a review of:

  1.
  Steps the company has taken to use the Glass Ceiling Commission Report and management's recommendations flowing from it.

  2.
  Company-wide policies addressing leadership development, employee mentoring, workforce diversity initiatives and family friendly programs.

  3.
  An explanation of how executive compensation packages and performance evaluations include executive efforts in breaking the glass ceiling.

  4.
  The top one hundred or one percent of company wage earners broken down by gender and race.

Company's Statement of Opposition

What is the recommendation of the Board?

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL.

Has this proposal been submitted before?

        Yes. The identical proposal was presented the last two years and was defeated by the shareholders. The Board's position in opposing this proposal is discussed below and is essentially unchanged from prior years.

What is the Company's position regarding advancement opportunities for all?

        In response to a suggestion last year from the principal sponsor of this proposal, the Company posted on its website its long-standing Commitment to Equal Opportunity and Diversity. Provided to all employees in their handbook, the statement provides in part:

    We celebrate diversity and believe that our diverse workforce contributes to the strong bond our employees have with our customers. We also believe that our commitment to diversity and the outstanding opportunities for professional and personal growth we offer to all employees, regardless of background, contribute to the extraordinary high employee retention rate that we have long enjoyed.

    Today, our thousands of associates throughout the country truly reflect a diverse community of individuals who have joined together in one common goal: to satisfy our customer. We remain committed to maintaining a diverse workforce that will help us continue our remarkable success well into the future, because when our employees take an active role in making their work location a better place to work and for our customers to shop, everyone benefits.

        This states the Company's position well. Simply put, this Company could not have grown as it has, as successfully as it has, if it were otherwise.

How does the Company promote equal opportunity?

        The Company executes on its commitment to mutual respect and equal opportunity in many ways. For instance, the Company attends many diversity job fairs throughout the country each year, to stimulate interest in our Company among a broad base of qualified applicants. In addition, the Company requires all its managers to participate in training that stresses not only the legal requirements of equal opportunity and a harassment-free workplace, but also the Company's commitment to mutual respect in selecting and managing our people. The Company has always maintained and publicized among employees its "Open Door Policy," to encourage open communication of workplace issues, and for years—well prior to the recent requirements in the context of corporate governance—the Company has maintained a 1-800 number for employees to report any workplace concerns, anonymously if desired.

        Mutual respect is at the heart of the Company's practices, procedures and guidelines, all of which are regularly reviewed and reported upon to the President and Chief Executive Officer to assure that our commitment to diversity and equal opportunity is reflected in our operations. There are women and members of minority groups in management positions at virtually all levels of the Company, including eight female Vice Presidents and the President of Christmas Tree Shops, Inc. It is the Company's policy and practice to recruit, hire, train, promote, transfer, compensate, and provide all other conditions of employment without regard to race, color, creed, religion, national origin, age, sex, marital status, lawful alien status, sexual orientation, physical or mental disability, citizenship status or veteran status. The opportunity to excel and advance is available equally to all.

Why does the Company oppose this proposal?

        The Board of Directors does not believe this proposal would serve shareholder interests. The Company's employment decisions are based on merit and operating needs. The principal criteria in such decisions are an individual's qualifications, experience and the ability to contribute to the enhancement of the business without regard to gender, minority or other status.

        The proponents of this proposal again cite a 10 year-old study of Standard and Poor 500 firms to suggest that companies that "shatter" glass ceilings have better stock market records. The Company does not believe that it has a glass ceiling. Moreover, the Company recently reported its financial results for fiscal 2003, which are also presented in the Annual Report to Shareholders which accompanies this Proxy Statement. Since going public in 1992—the year before the study cited by proponents was issued—the Company's stock price (split-adjusted) has increased on average approximately 35% annually. During roughly the same period, the Standard and Poor 500 Index has increased about 9% on an annual basis.

        During this period, the Company has more than doubled earnings every three years. This is a rare accomplishment. The Company has grown from 38 stores at the end of fiscal 1992 to 575 Bed Bath & Beyond stores, 24 Christmas Tree Shops stores, and 30 Harmon stores at the end of fiscal 2003. This growth was achieved and these acquisitions were made with internally generated funds, and the Company has been debt-free since 1995. We ended fiscal 2003 with approximately 29,000 employees in 44 states and Puerto Rico, compared with fewer than 2,000 when the Company went public in 1992.

        The Company credits its associates for the performance that has yielded this growth, these employment opportunities, and this increase in shareholder value. As a matter of culture, the Company is not satisfied with past results, but neither does it accept that adoption of 10-year old recommendations and the allocation of Board and management resources to the effort will, of itself, improve the Company's performance.

        The Company is committed to diversity and has been performing exceptionally well. Having met once and spoken several times with the principal sponsors of this proposal over the last few years, the Company has opened and maintained a dialogue with them and has invited input as to practices for the Company's consideration in this area. However, the Board of Directors believes that this proposal is inappropriately restrictive, would involve needless and significant cost in time and effort without any commensurate benefit, and would, therefore, be detrimental to the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

SHAREHOLDER PROPOSAL (Proposal 5)

        RESOLVED, that stockholders of Bed Bath and Beyond Inc. ("Bed Bath and Beyond" or the "Company") urge the Compensation Committee of the Board of Directors (the "Committee") to adopt a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs during their employment, and to report to stockholders regarding the policy before the Company's 2005 annual meeting of stockholders. The Committee should define "significant" (and provide for exceptions in extraordinary circumstances) by taking into account the needs and constraints of the Company and its senior executives; however, the stockholders recommend that the Committee not adopt a percentage lower than 75% of net after tax shares. The policy should address the permissibility of transactions such as hedging transactions which are not sales but reduce the risk of loss to the executive.

Supporting Statement

        Equity-based compensation makes up a substantial portion of senior executive compensation at Bed Bath and Beyond. During fiscal year 2002, CEO and President Steven Temares received cash compensation of $833,000, while the stock options he received had a potential future vale of $5,964,751 or $15,115,850, depending on the return assumption. According to the 2002 10-K, the potential dilutive effect of outstanding options and option plans was 11.92%.

        The company believes that equity-based compensation promotes alignment between executive and shareholders interests. Unfortunately, the company's generous equity compensation programs have not translated into meaningful levels of stock ownership. The Company's 2003 proxy statement disclosed that Mr. Temares owned only 10,000 shares outright, but held 1,128,000 options. The 2002 proxy statement reports that for fiscal 2001, he exercised 548,000 options with realized value of $12,766,350. Having exercised over 500,000 options, Mr. Temares still owns less than two percent of that number of shares. We believe that the alignment benefits touted by the Company are not being realized.

        Requiring senior executives to hold a significant portion of shares obtained through compensation plans would focus them on the Company's long-term success and would help align their interests with those of the Company's stockholders. A recent report by the commission of The Conference Board endorsed the idea of such a requirement, stating that long-term focus promoted thereby "may help prevent companies from artificially propping up stock prices over the short-term to cash out options and making other potentially negative short-term decisions."

        As long-term shareholders, we believe it's critical for compensation programs to incentivize executives to manage for the company's long-term interests. Recent events have, we think, shown the dangers of a short-term mentality in which executives extract value through equity-based compensation, then cash out before the effects of their mismanagement becomes apparent to other stockholders.

        We urge stockholders to vote for this proposal.

Company's Statement in Opposition

What is the recommendation of the Board?

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL.

Why does the Company oppose this proposal?

        The Board of Directors does not believe this proposal would serve shareholder interests. We believe that our equity compensation and incentive policies have been successful in helping us attract and retain talented people and in motivating them to build long-term value for our shareholders. These policies are and have been an important element in the superior rate of retention of our executives, as well as the extraordinary growth and success of the Company.

How do the Board's compensation policies reflect shareholder interests?

        The Board believes that it is critical to provide incentive to our executives to maximize long and short-term shareholder interests. To further these goals, we award stock options to executives with a 10 year duration that typically only fully vest over a period ranging from five to seven years from the date of grant. Our lengthy vesting periods result in executives usually having a larger interest in unvested options than vested options, which serves to align the executives' interests with the long-term interests of the Company and further helps to retain the executive.

        The one example of an option exercise cited in support of the proposal involved a senior executive who over two years ago exercised a large number of options. This exercise came after approximately 10 years of phenomenal earnings growth at the Company following its 1992 initial public offering, during which time the Company's stock split four times and the split-adjusted share price grew over 30 times. As indicated elsewhere in this Proxy Statement, almost half of this executive's currently outstanding stock options are unvested, so that, even after this option exercise, he retains significant long-term incentive at the Company.

Why are stock options an important part of the Board's compensation policies?

        The Board is mindful that stock options are intended as incentive compensation. We believe that our executives often receive less total cash compensation than they could earn at other companies and rely heavily on gains from stock options. Other companies use substantial cash bonuses as a major part of executive compensation, while this Company historically has not. Furthermore, in many cases, our executives' interest in their vested options makes up a high proportion of their net worth and, consequently, executives may need diversification in their portfolios. Accordingly, the Board does not believe that it is in the interests of the Company to place restrictions on an executive's ability to realize gains on vested stock options.

        The Company's current executive stock option policies give us flexibility in attracting and retaining executive talent. These policies are designed to provide competitive compensation in the marketplace. The Board believes that the majority of our peer companies do not impose limitations similar to those set forth in the proposal on the sale of shares acquired on exercise of stock options. As a result, the Board believes that requiring our executives to hold for a predetermined period of time a certain percentage of the stock acquired by exercising stock options would make it more difficult to attract, recruit, motivate and retain the quality of executive talent the Company needs to maintain its record of successful growth. We believe it is in the best interests of our shareholders to retain the flexibility to grant stock options with the terms that we believe to be most appropriate for attracting and retaining top caliber talent.

How does the Company view equity compensation for key employees going forward?

        As a general philosophical matter, the Company strongly believes that a significant portion of the compensation and incentive package of all key employees, including executives, should be linked to the success of the Company, as measured by the long term appreciation in the market value of the Company, through the grant of stock options or other forms of equity compensation. As we continue to improve and grow our Company, we will continue to strive for long-term profitable performance, based on prudent planning and superior execution. We believe our philosophy has been validated by our performance since we went public in 1992, which has been one of the strongest among all public companies during this period. For these reasons and the reasons stated in the foregoing paragraphs, we believe that the adoption of the proposal is unnecessary and would be detrimental to the long-term interests of our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table shows the aggregate compensation earned by the Company's two Co-Chairmen, its President and Chief Executive Officer, and the two other highest paid executive officers of the Company for services rendered in fiscal 2003, 2002 and 2001.

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary($)		Bonus($)	Restricted Stock Award(s)($)	Securities Underlying Options(#)	All Other Compensation($)
Warren Eisenberg Co-Chairman	2003 2002 2001	981,000 883,000 792,000	(a) (a) (a)	0 0 0	0 0 0	400,000 300,000 300,000	61,749 253,721 343,942	(b) (b) (b)
Leonard Feinstein Co-Chairman	2003 2002 2001	981,000 883,000 792,000	(c) (c) (c)	0 0 0	0 0 0	400,000 300,000 300,000	60,602 221,898 281,291	(d) (d) (d)
Steven H. Temares President and Chief Executive Officer	2003 2002 2001	931,000 833,000 733,000	(e) (e) (e)	0 0 0	0 0 0	400,000 300,000 300,000	— — —
Arthur Stark Chief Merchandising Officer and Senior Vice President	2003 2002 2001	548,000 492,000 442,000	(e) (e) (e)	0 0 0	0 0 0	100,000 75,000 75,000	— — —
Matthew Fiorilli Senior Vice President—Stores	2003 2002 2001	548,000 490,000 432,000	(e) (e) (e)	0 0 0	0 0 0	100,000 75,000 75,000	— — —

(a)
Mr. Eisenberg is employed by the Company pursuant to an employment agreement. See "Agreements with Messrs. Eisenberg and Feinstein" below.

(b)
Includes: (i) certain personal benefits provided by the Company to Mr. Eisenberg in fiscal 2003, 2002 and 2001 (such as the use of Company cars for non-business purposes and tax preparation services) at an aggregate cost to the Company of approximately $60,336 (including other advisory services), $55,089 (including other advisory services), and $28,768, respectively; (ii) insurance premiums in the amount of approximately $1,413, $1,508, and $2,680 in fiscal 2003, 2002 and 2001, respectively, paid by the Company in respect of certain insurance policies; and (iii) other premium payments under the Insurance Policies (as defined below) of $0 in fiscal 2003, $197,124 in fiscal 2002, and $312,494 in fiscal 2001. See "Agreements with Messrs. Eisenberg and Feinstein" below.

(c)
Mr. Feinstein is employed by the Company pursuant to an employment agreement. See "Agreements with Messrs. Eisenberg and Feinstein" below.

(d)
Includes: (i) certain personal benefits provided by the Company to Mr. Feinstein in fiscal 2003, 2002 and 2001 (such as the use of Company cars for non-business purposes and tax preparation services) at an aggregate cost to the Company of approximately $57,776 (including other advisory services), $61,612 (including other advisory services), and $35,953, respectively; (ii) insurance premiums in the amount of approximately $2,826, $3,016, and $1,340 in fiscal 2003, 2002 and 2001, respectively, paid by the Company in respect of certain insurance policies; and (iii) other premium payments under the Insurance Policies of $0 in fiscal 2003, $157,270 in fiscal 2002, and $243,998 in fiscal 2001. See "Agreements with Messrs. Eisenberg and Feinstein" below.

(e)
Messrs. Temares, Stark and Fiorilli are employed by the Company pursuant to agreements described below under "Agreements with Messrs. Temares, Stark and Fiorilli".

STOCK OPTIONS

        The following table sets forth information as of February 28, 2004 for each of the executive officers of the Company named in the Summary Compensation Table with respect to options granted during fiscal 2003 and their potential value (at the end of the option term assuming certain levels of appreciation of the Company's common stock).

Option Grants in Fiscal 2003

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted(#)		Percent of Total Options Granted to Employees in Fiscal Year
Name				Exercise or Base Price ($/Share)	Expiration Date
						5%($)	10%($)
Warren Eisenberg	400,000	(2)	7.07%	$38.22	4/25/13	9,614,541	24,365,135
Leonard Feinstein	400,000	(2)	7.07%	$38.22	4/25/13	9,614,541	24,365,135
Steven H. Temares	400,000	(3)	7.07%	$38.22	4/25/13	9,614,541	24,365,135
Arthur Stark	100,000	(4)	1.77%	$38.22	4/25/13	2,403,635	6,091,284
Matthew Fiorilli	100,000	(4)	1.77%	$38.22	4/25/13	2,403,635	6,091,284

(1)
The dollar amounts under these columns are the result of calculations at the hypothetical rates of 5% and 10% set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's common stock price.

(2)
Options to purchase 400,000 shares were granted to each of Messrs. Eisenberg and Feinstein on April 25, 2003 and are exercisable in three (3) equal annual installments commencing on the first anniversary of the date of grant.

(3)
Options to purchase 400,000 shares were granted to Mr. Temares on April 25, 2003 and are exercisable in five (5) equal annual installments commencing on the first anniversary of the date of grant.

(4)
Options to purchase 100,000 shares were granted to each of Messrs. Stark and Fiorilli on April 25, 2003 and are exercisable in five (5) equal annual installments commencing on the third anniversary of the date of grant.

Fiscal Year-End Option Values

        The following table sets forth information for each of the named executive officers with respect to option exercises during fiscal 2003 and the value of outstanding or unexercised options held as of February 28, 2004.

			Number of Securities Underlying Unexercised Options at February 28, 2004(1)
					Value of the Unexercised In-the-Money Options at February 28, 2004(2)
	Shares Acquired on Exercise (#)(1)
Name		Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Warren Eisenberg(3)	1,800,000	52,824,470	100,000	700,000	931,500	4,661,850
Leonard Feinstein(3)	1,800,000	52,824,470	100,000	700,000	931,500	4,661,850
Steven H. Temares	—	—	1,228,000	1,180,000	33,726,398	16,964,854
Arthur Stark	—	—	274,000	514,000	8,830,313	9,836,772
Matthew Fiorilli	—	—	326,000	514,000	10,328,609	9,836,772

(1)
Reflects two-for-one stock splits distributed in 1993, 1996, 1998 and 2000.

(2)
Represents the difference between the closing market price of the common stock on February 28, 2004 of $40.93 per share and the exercise price per share of the options, multiplied by the number of shares underlying the options.

(3)
The options granted to Messrs. Eisenberg and Feinstein may be assigned by them to their respective spouses and descendants or to trusts for their benefit.

AGREEMENTS WITH MESSRS. EISENBERG AND FEINSTEIN

        Messrs. Eisenberg and Feinstein have employment agreements with the Company for executive employment terms expiring on June 30, 2007, or as extended by mutual agreement. These agreements provide for salaries at the rate of $800,000 per year which may be increased from time to time by the Company. Under these agreements Messrs. Eisenberg and Feinstein may at any time elect senior status (i.e., to be continued to be employed to provide non-line executive consultative services) at an annual salary of 50% of their salary prior to such election (or, if greater, $400,000 plus a cost of living adjustment) for a period (the "Senior Status Period") of up to ten years from the date of such election. If not previously elected, the Senior Status Period will commence at the expiration of the executive employment term. While on senior status, the executive does not have to devote more than 50 hours in any three-month period to his consultative duties. Following the Senior Status Period, Messrs. Eisenberg and Feinstein are each entitled to supplemental pension payments of $200,000 per year (plus a cost of living adjustment) until the death of the survivor of him and his current spouse. The agreements contain non-competition, non-solicitation and confidentiality provisions. These provisions generally apply through the term of employment, including the Senior Status Period and any other time when salary payments are required to be made under the agreement. The agreements also provide for some of Messrs. Eisenberg's and Feinstein's employee benefits to continue during their active employment, their Senior Status Period and during the period of supplemental pension payments. The agreements also provide that in the event of a change in control of the Company, Mr. Eisenberg and/or Mr. Feinstein may, at his option, terminate employment and receive three years' annual salary, if termination is prior to the Senior Status Period, and 50% of his salary times the number of years remaining in the Senior Status Period, if termination is during such Senior Status Period, plus in either case a tax gross up to the extent any such payment constitutes a "parachute payment." Under the agreements, Messrs. Eisenberg and Feinstein can also terminate employment and be paid through the end of the term of employment and the Senior Status Period (or, if the Company chooses, in a lump sum on a present value discounted basis) if the executive is removed from or not reelected to any officer or director position or there is a material diminution in the executive's duties.

        The Company previously had "split dollar" insurance agreements with trusts established by each of Messrs. Eisenberg and Feinstein and their wives. Under these agreements, the Company previously contracted to pay a portion of the premiums payable on the outstanding life insurance policies on the joint lives of each of Messrs. Eisenberg and Feinstein and their wives, each with aggregate face values of $30 million (the "Insurance Policies"). As a result of the enactment of the Sarbanes-Oxley Act on July 30, 2002, the Company ceased paying premiums under the Insurance Policies due after such date. During fiscal 2003, the trusts established by Messrs. Eisenberg and Feinstein and their wives repaid the Company the aggregate amount of the premiums under the "split dollar" insurance agreements since the inception of the Insurance Policies, namely $2,996,941 and $2,398,679, respectively. The Company entered into deferred compensation agreements with Messrs. Eisenberg and Feinstein under which the Company is obligated to pay Messrs. Eisenberg and Feinstein $2,125,000 and $2,080,000, respectively, in each case payable only on the last day of the first full fiscal year of the Company in which the total compensation of Mr. Eisenberg or Feinstein, as applicable, will not result in the loss of a deduction for such payment pursuant to applicable federal income tax law.

AGREEMENTS WITH MESSRS. TEMARES, STARK AND FIORILLI

        Messrs. Temares, Stark and Fiorilli, as well as some other executives of the Company, have employment agreements with the Company. The agreements with the three named executives provide for severance pay equal to three years' salary if the Company terminates their employment (subject to reduction under certain circumstances) and one year's severance pay if the executive voluntarily leaves the employ of the Company. These agreements also contain non-competition and confidentiality provisions.

Information concerning other named executive officers, directors, and Security ownership of certain beneficial owners

Name	Position	Number of Shares of Common Stock Beneficially Owned and Percent of Class as of May 5, 2004
Warren Eisenberg	Co-Chairman and Director	6,490,478	(1)	2.2%
Leonard Feinstein	Co-Chairman and Director	5,971,822	(2)	2.0%
Steven H. Temares	Chief Executive Officer, President and Director	1,598,000	(3)	*
Arthur Stark	Chief Merchandising Officer and Senior Vice President	411,000	(4)	*
Matthew Fiorilli	Senior Vice President—Stores	447,800	(5)	*
Dean S. Adler	Director	632	(6)	*
Stanley F. Barshay	Director	2,318	(7)	*
Klaus Eppler	Director	4,403	(8)	*
Jordan Heller	Director	—		*
Robert Kaplan	Director	5,352		*
Victoria A. Morrison	Director	262	(9)	*
Fran Stoller	Director	59	(10)	*
All Directors and Executive Officers as a Group (13 persons)		15,029,927		5.0%
Prudential Financial, Inc. 751 Broad Street Newark, NJ 07102-3777		15,284,261	(11)	5.1%
AXA Financial, Inc. 1290 Avenue of the Americas New York, New York 10104		22,625,419	(12)	7.5%

*
Less than 1% of the outstanding common stock of the Company.

(1)
The shares shown as being owned by Mr. Eisenberg include: (a) 3,057,144 shares owned by Mr. Eisenberg individually; (b) 433,334 shares issuable pursuant to stock options granted to Mr. Eisenberg that are or become exercisable within 60 days; (c) 1,000,000 shares owned by a foundation of which Mr. Eisenberg and his family members are trustees and officers; and (d) 2,000,000 shares owned of record by Mr. Eisenberg's wife. Mr. Eisenberg has sole voting power with respect to the shares held by him individually but disclaims beneficial ownership of any of the shares not owned by him individually.

(2)
The shares shown as being owned by Mr. Feinstein include: (a) 3,535,988 shares owned by Mr. Feinstein individually; (b) 433,334 shares issuable pursuant to stock options granted to Mr. Feinstein that are or become exercisable within 60 days; (c) 1,002,500 shares owned by a foundation of which Mr. Feinstein and his family members are trustees and officers; and (d) 1,000,000 shares owned of record by Mr. Feinstein's wife. Mr. Feinstein has sole voting power with respect to the shares owned by him individually but disclaims beneficial ownership on any of the shares not owned by him individually.

(3)
The shares shown as being owned by Mr. Temares include: (a) 10,000 shares owned by Mr. Temares individually; and (b) 1,588,000 shares issuable pursuant to stock options granted to Mr. Temares that are or become exercisable within 60 days.

(4)
The shares shown as being owned by Mr. Stark include: (a) 20,000 shares owned by Mr. Stark individually; and (b) 391,000 shares issuable pursuant to stock options that are or become exercisable within 60 days.

(5)
The shares shown as being owned by Mr. Fiorilli include: (a) 443,000 shares issuable pursuant to stock options granted to Mr. Fiorilli that are or become exercisable within 60 days; and (b) 4,800 shares owned by Mr. Fiorilli's minor children, as to which shares Mr. Fiorilli disclaims beneficial ownership.

(6)
Mr. Adler is also a principal or officer of several private equity funds, each with broad commercial real estate holdings. During fiscal 2003, some of such funds had among their investments interests in entities which held real estate, portions of which were leased to the Company or a subsidiary for the operation of stores.

(7)
Schering-Plough Consumer HealthCare Products manufactures a wide variety of consumer goods, some of which are purchased by the Company for resale in the ordinary course of business.

(8)
Proskauer Rose LLP received fees for legal services from the Company during fiscal 2003 and the law firm is continuing to provide legal services to the Company during fiscal 2004.

(9)
Riker, Danzig, Scherer, Hyland & Perretti LLP received fees for legal services from the Company during fiscal 2003 and the law firm is continuing to provide legal services to the Company during fiscal 2004.

(10)
Loeb & Loeb LLP received fees for legal services from the Company during fiscal 2003 in the amount of $2,647 all incurred prior to Ms. Stoller's election to the Board. Her firm has provided no services to the Company subsequent to her election.

(11)
Information regarding Prudential Financial, Inc. was obtained from a Schedule 13G filed with the SEC on February 10, 2004 by Prudential. The Schedule 13G states that Prudential and its subsidiaries are deemed to have beneficial ownership of 15,284,261 shares of common stock. The Schedule 13G also states that 40,400 of the 15,284,261 shares are held by the Prudential Insurance Company of America ("PICOA"), a subsidiary of Prudential, acquired for PICOA's general account and 15,243,861 shares are owned by numerous entities which Prudential is a Parent Holding Company, acquired in the ordinary course of business. The Schedule 13G also states that each of the subsidiaries of Prudential has the sole power to vote or to direct the vote and the sole power to dispose or direct the disposition of 848,237 shares of common stock. Also, each of the subsidiaries of Prudential has the shared power to vote or direct the vote and the shared power to dispose or direct the disposition of 13,650,023 shares and 14,436,024 shares of common stock, respectively. The Schedule 13G further states Prudential Financial, Inc. declares that the filing of the Schedule 13G should not be construed as an admission that Prudential Financial, Inc. is, for purposes of Sections 13 or 16 of the Securities Exchange Act of 1934, the beneficial owner of any Securities covered by the Schedule 13G.

(12)
Information regarding AXA Financial Inc. was obtained from a Schedule 13G filed jointly with the SEC on February 10, 2004 by AXA Financial Inc.; four affiliated French mutual insurance companies and their subsidiaries, pursuant to the Joint Filing Agreement, or AXA, as a group. The Schedule 13G states that AXA is deemed to have beneficial ownership of the 22,625,419 shares of common stock. The Schedule 13G also states that 1,229 of the 22,625,419 shares are held by an AXA entity, AXA Investment Managers Den Haag, acquired solely for investment purposes, 22,086,100 of the 22,625,419 shares are held by Alliance Capital Management L.P., a subsidiary of AXA, acquired solely for investment purposes on behalf of client discretionary investment advisory accounts, and 538,090 of the 22,625,419 shares are held by The Equitable Life Assurance Society of the United States, a subsidiary of AXA, acquired solely for investment purposes. The Schedule 13G also states that each of the subsidiaries of AXA has the sole power to vote or to direct the vote and the sole power to dispose or to direct the disposition of 10,653,159 shares and 22,577,711 shares of common stock, respectively. Also, each of the subsidiaries of AXA has the shared power to vote or to direct the vote and the shared power to dispose or direct the disposition of 4,145,816 shares and 47,708 shares, respectively.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Board Compensation Committee as constituted during fiscal 2003 approved salary increases for all executive officers effective May 2003, including increases in annual salaries from $900,000 to $1,000,000 for Messrs. Eisenberg and Feinstein, and an increase from $850,000 to $950,000 for Mr. Temares. The Committee also granted stock options to certain officers and key executives, including all executive officers. Following the election to the Board of three additional directors, the persons constituting the Compensation Committee were changed. Following the close of the fiscal year, the current Committee approved increases for all executive officers effective May 2004, including increases in annual salaries from $1,000,000 to $1,100,000 for Messrs. Eisenberg and Feinstein, as Co-Chairmen, and an increase from $950,000 to $1,050,000 for Mr. Temares, as CEO. The increase in salary for the Co-Chairmen and the CEO in each year was deemed appropriate in view of the continued growth of the Company and the continued favorable results of operations. The Committee did not take into account other specific factors in determining salaries for the Co-Chairmen and the CEO.

        The Compensation Committee has continued the executive compensation policies of the Board of Directors which are designed to enable the Company to reward qualified management personnel and key executives and to provide both short and longer term incentives. Accordingly, the Compensation Committee, as constituted during fiscal 2003 and as currently constituted, has continued to grant stock options to key executives, including all of the executive officers. The Compensation Committee, as currently constituted, also recommended to the Board the 2004 Incentive Compensation Plan.

COMMITTEE DURING FISCAL 2003	CURRENT COMMITTEE
Dean S. Adler Robert S. Kaplan Victoria A. Morrison	Dean S. Adler Victoria A. Morrison Fran Stoller

STOCK PRICE PERFORMANCE GRAPH

        The graph shown below compares the performance of the Company's common stock with that of the S&P 500 Index, the S&P Specialty Retail Index and the S&P Retail Composite Index over the same period (assuming the investment of $100 in the Company's common stock and each of the three Indexes on February 27, 1999, and the reinvestment of all dividends).

NEXT YEAR'S ANNUAL MEETING

        Proposals which shareholders intend to present at the 2005 Annual Meeting of Shareholders must be received by the Company no later than January 31, 2005, to be presented at the meeting or to be eligible for inclusion in next year's proxy statement under the SEC's proxy rules.

Exhibit A
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF BED BATH & BEYOND INC.

Statement of Policy

        The function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by (i) overseeing the Corporation's accounting and financial reporting processes and the audits of the Corporation's financial statements, and (ii) reviewing the financial reports and other financial information provided by the Corporation to the public. In particular, the Committee shall:

  •
  serve as an independent party to monitor the Corporation's financial reporting processes and internal control system;

  •
  discuss the audit conducted by the Corporation's outside auditor; and

  •
  provide an open avenue of communication among the outside auditor, management and the Board.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct the audits or to determine that the Corporation's financial statements are complete, accurate and in accordance with GAAP. This is the responsibility of management and the Corporation's outside auditor.

Composition

        The Committee shall be comprised of three or more directors, each of whom, in the determination of the Board, must (a) satisfy the independence and other requirements established by the NASDAQ Stock Market ("NASDAQ") or, with the approval of the Board, satisfy one or more of the exceptions permitted by NASDAQ, and (b) meet the independence requirements of Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Securities and Exchange Commission ("SEC") Rule 10A-3(b)(i) under the Exchange Act. In addition, the Committee shall at all time include at least one member who has past employment experience in finance or accounting, or any other comparable experience or background that results in his or her financial sophistication.

        The members of the Committee shall be appointed and replaced by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Meetings

        The Committee shall meet at such times and with such frequency as the Committee shall determine as appropriate to meet its responsibilities. The Committee shall hold separate meetings periodically, but not less often than quarterly, with management and the Corporation's outside auditor to discuss the quarterly review process and any other matters that the Committee or the other participants believe should be discussed. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary or desirable. The Committee may adopt such procedures as it deems appropriate and necessary to carry out the duties and responsibilities of the Committee. The Committee shall report to the Board from time to time, as requested by the Board, or as the Committee deems appropriate.

Responsibilities and Duties

        The Committee shall have the following responsibilities and duties:

  1.
  The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the Corporation's outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. Each such registered public accounting firm shall report directly to the Committee. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of:

  (a)
  compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

  (b)
  compensation to any advisers employed by the Committee; and

  (c)
  ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

  2.
  The Committee shall, to the extent required by any applicable legal or regulatory requirement, pre-approve all auditing services and permitted non-audit services provided to Company by its outside auditor. To the extent permitted by applicable laws, regulations and NASDAQ rules, the Committee may delegate pre-approval of audit and non-audit services to one or more members of the Committee. Such member(s) must then report to the full Committee at its next scheduled meeting if such member(s) pre-approved any audit or permitted non-audit services.

  3.
  At least annually, the Committee shall receive from its outside auditor a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard No. 1, actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditor.

  4.
  The Committee shall oversee the Corporation's accounting and financial reporting processes and the audits of the Corporation's financial statements.

  5.
  The Committee shall review the Corporation's annual audited financial statements, including any certification, report or opinion rendered by the Corporation's outside auditor, and discuss the same with management and the auditor. The Committee shall recommend to the Board whether the annual financial statements should be included in the Corporation's Annual Report on Form 10-K.

  6.
  The Committee shall discuss with the outside auditor the matters described in Statement of Auditing Standards No. 61, including any difficulties the auditor encountered in the course of the audit work, any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management.

  7.
  The Committee shall review any disclosures made by Corporation's Principal Executive Officer and Principal Financial Officer (as such terms are defined by the SEC), as part of the process of preparing their certifications to be included in the Corporation's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

  8.
  The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

  9.
  The Committee shall review and approve all related-party transactions (as defined in Item 404 of Regulation S-K of the SEC) that are brought to the Committee's attention.

  10.
  The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

  11.
  The Committee shall have the authority to engage independent counsel and other advisors, as the Committee determines necessary to carry out its duties and responsibilities.

  12.
  The Committee may consider such other matters in relation to the financial affairs of the Corporation and its accounts, and in relation to the internal and external audits of the Corporation, as the Committee may, in its discretion, determine to be advisable.

  13.
  The Committee shall annually report to the Corporation's shareholders on certain auditing matters, as required by the rules and regulations of the SEC, as they may be amended from time to time. Such report will be included in the Corporation's annual proxy statement.

  14.
  The Committee shall review and reassess the adequacy of this Charter annually, and recommend any proposed changes to the Board for its approval.

        The Committee may diverge from the specific activities outlined throughout this Charter as appropriate if circumstances or regulatory requirements change. In addition to these activities, the Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, NASDAQ rules, the Corporation's certificate of incorporation and by-laws, and the resolutions and other directives of the Board. This Charter is in all respects subject and subordinate to the Corporation's certificate of incorporation and by-laws, the resolutions of the Board and the applicable provisions of the New York Business Corporation Law.

Exhibit B
BED BATH & BEYOND INC.
2004 INCENTIVE COMPENSATION PLAN

ARTICLE I
PURPOSE

        The purpose of this Bed Bath & Beyond Inc. 2004 Incentive Compensation Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based and other incentives, thereby creating a means to raise the level of equity ownership by such individuals and provide other incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

ARTICLE II
DEFINITIONS

        For purposes of the Plan, the following terms shall have the following meanings:

2.1
"Acquisition Event" has the meaning set forth in Section 4.2(d).

2.2
"Affiliate" means each of the following: (a) any Subsidiary; (b) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (c) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an "Affiliate" by resolution of the Committee.

2.3
"Award" means any award under the Plan of any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or Other Stock-Based Award.

2.4
"Board" means the Board of Directors of the Company.

2.5
"Cause" means with respect to a Participant's Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words or a concept of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "cause" applies only on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination in connection therewith; or (b) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words or a concept of like import)), termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion. With respect to a Participant's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable New York law.

2.6
"Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.7
"Committee" means: (a) with respect to the application of the Plan to Eligible Employees and Consultants, the Compensation Committee of the Board appointed from time to time by the Board (or another committee or committees of the Board appointed for the purposes of administering the Plan); and (b) with respect to the application of the Plan to Non-Employee Directors, the Board. In the event that more than one Committee is appointed by the Board, the Board shall specify with respect to each Committee the group of Persons with respect to which such Committee shall have the power to grant Awards. In the event that more than one Committee is appointed by the Board, then each reference in the Plan to "the Committee" shall be deemed a reference to each such Committee (subject to the last sentence of this paragraph); provided, however, that each such Committee may exercise only the power and authority granted to "the Committee" by the Plan with respect to those Persons to which it has the power to grant Awards as specified in the resolution of the Board appointing such Committee. Each Committee shall be comprised of two or more Directors. Each Committee shall consist of two or more non-employee directors, each of whom is intended to be a "non-employee director" as defined in Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, an "outside director" as defined under Section 162(m) of the Code and, to the extent required by the rules and regulations of the Nasdaq Stock Market, an "independent director" as defined under such rules and regulations; provided, however, that the foregoing shall not apply to any Committee that does not have the power to grant Awards to executive officers or Directors of the Company or otherwise make any decisions with respect to the timing or the pricing of any Awards granted to such executive officers and Directors. If for any reason such Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code, as applicable, shall not affect the validity of Awards, grants, interpretations or other actions of the Committee. In the event that more than one Committee is appointed by the Board, the power to amend the Plan granted by Article XI hereof may be exercised only by a Committee comprised solely of "non-employee directors" within the meaning of Rule 16(b)-3 under the Exchange Act or by a majority or the entire Board.

2.8
"Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

2.9
"Company" means Bed Bath & Beyond Inc., a New York corporation, and its successors by operation of law.

2.10
"Consultant" means any individual who (either directly or through his or her employer) is an advisor or consultant to, or subject to Section 5.2, a prospective advisor or consultant to, the Company or an Affiliate.

2.11
"Director" means a member of the Board of Directors of the Company (or any successor to the Company).

2.12
"Disability" shall mean, unless otherwise determined by the Committee at grant, a Participant's "disability" (or term of like import) as such term is defined in the long-term disability plan of the Company applicable to such Participant or, in the absence of such a definition, the inability of a Participant to perform the major duties of his or her occupation for at least 90 days in any 180-day period because of sickness or injury.

2.13
"Effective Date" means the effective date of the Plan as defined in Article XIV.

2.14
"Eligible Employee" means each employee of, or subject to Section 5.2, each prospective employee of, the Company or an Affiliate.

2.15
"Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.16
"Fair Market Value" means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the average of the high and low sales prices reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.17
"Family Member" means "family member" as defined in Section A.1.(a)(5) of the general instructions of Form S-8.

2.18
"Good Reason" means, with respect to a Participant's Termination of Employment, the following: (a) in the case where there is an employment agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "good reason" (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award; provided, however, that with regard to any agreement under which the definition of "good reason" applies only on occurrence of a change in control, such definition of "good reason" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter; or (b) if such an agreement does not exist or if "good reason" is not defined in any such agreement, as defined in the Award agreement, if at all.

2.19
"Non-Employee Director" means a Director of the Company who is not an active employee of the Company or an Affiliate.

2.20
"Non-Tandem Stock Appreciation Right" shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of an Option.

2.21
"Option" means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.22
"Other Stock-Based Award" means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

2.23
"Participant" means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

2.24
"Performance Award" means an Award made pursuant to Article IX of the Plan of the right to receive Common Stock or cash at the end of a specified Performance Period.

2.25
"Performance Period" has the meaning set forth in Section 9.1.

2.26
"Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.27
"Plan" means this Bed Bath & Beyond Inc. 2004 Incentive Compensation Plan, as amended from time to time.

2.28
"Prior Plan" means any of the following: the Bed Bath and Beyond Inc. 1996 Stock Option Plan, the Bed Bath and Beyond Inc. 1998 Stock Option Plan, the Bed Bath and Beyond Inc. 2000 Stock Option Plan, and the Bed Bath and Beyond Inc. 2001 Stock Option Plan, in each case as amended (if at all) through the Effective Date.

2.29
"Reference Stock Option" has the meaning set forth in Section 7.1.

2.30
"Restricted Stock Award" means an Award of shares of Common Stock, or the right to receive shares of Common Stock in the future, subject to the restrictions under Article VIII.

2.31
"Restriction Period" has the meaning set forth in Subsection 8.3(a) with respect to Restricted Stock Awards.

2.32
"Retirement" means a Termination of Employment or Termination of Consultancy without Cause at or after age 65 or such earlier date as may be determined by the Committee at the time of grant. With respect to a Participant's Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65.

2.33
"Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.34
"Section 162(m) of the Code" means the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

2.35
"Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.36
"Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VII.

2.37
"Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.38
"Substitute Awards" mean Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, by a company acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.39
"Tandem Stock Appreciation Right" means the right to surrender to the Company all (or a portion) of an Option in exchange for an amount in cash and/or stock equal to the difference between (i) the Fair Market Value, on the date such Option (or such portion thereof) is surrendered, of the Common Stock covered by such Option (or such portion thereof), and (ii) the aggregate exercise price of such Option (or such portion thereof).

2.40
"Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.41
"Termination of Consultancy" means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity retaining a Participant as a Consultant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer any of a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.42
"Termination of Directorship" means that the Non-Employee Director has ceased to be a Director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a Director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.43
"Termination of Employment" means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer any of an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.44
"Transfer" means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothe-cation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including by the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). "Transferred" and "Transferable" shall have a correlative meaning.

ARTICLE III
ADMINISTRATION

3.1
The Committee.    The Plan shall be administered and interpreted by the Committee. Notwithstanding anything herein to the contrary, the Board shall have authority for administration and interpretation of the Plan with respect to Non-Employee Directors and all references herein to the authority of the Committee as applied to Non-Employee Directors shall be deemed to refer to the Board.

3.2
Grants of Awards.    The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Performance Awards, and (v) Other Stock-Based Awards. Without limiting the generality of the foregoing, the Committee shall have the authority:

(a)
to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder, provided that no award may be made to any Non-Employee Director unless all similarly situated Non-Employee Directors have the right to receive the same award on the same terms;

(b)
to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)
to determine the number of shares of Common Stock (if any) to be covered by an Award granted hereunder;

  (d)
  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

  (e)
  to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

  (f)
  to determine whether and under what circumstances an Option may be settled in cash, Common Stock and/or restricted stock under Section 6.2(d);

  (g)
  to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant;

  (h)
  to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

  (i)
  to modify, extend or renew an Award, subject to Article XI herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

  (j)
  to offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made;

  (k)
  solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan;

  (l)
  to determine at grant that an Option shall cease to be exercisable or an Award shall be forfeited, or that proceeds or profits applicable to an Award shall be returned to the Company, in the event the Participant engages in detrimental activity with respect to the Company or its Affiliates (as such term is defined by the Committee in the Award agreement) and, to interpret such definition and to approve waivers with regard thereto; and

  (m)
  to determine whether or not an Award is intended to comply with Section 162(m) of the Code.

3.3
Guidelines.    Subject to Article XI hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall reduce the rights of any Participant without the

  Participant's consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

  Without limiting the generality of the foregoing, the Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes or laws of, any domestic or foreign jurisdictions to comply with applicable laws, regulations, or accounting, listing or other rules with respect to such domestic or foreign jurisdictions.

3.4
Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5
Procedures.    The Board may designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6
Designation of Consultants/Liability.

(a)
The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)
The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7
Indemnification.    To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, Directors or members or former officers, Directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate or any agreement of indemnification. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

ARTICLE IV
SHARE LIMITATION

4.1
Shares.

(a)
Aggregate Limitation.    The following provisions apply in determining the aggregate number of shares of Common Stock available under the Plan.

(i)
The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 19,000,000 shares plus any Common Stock available for grant under the Prior Plans as of the date stockholder approval of the Plan is obtained (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one share for every share granted. Any shares of Common Stock that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as 1.80 shares for every share granted.

(ii)
If any Option or Stock Appreciation Right granted under the Plan or any stock option granted under a Prior Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying such unexercised Award or Prior Plan option shall again be available for the purpose of Awards under the Plan. If any Restricted Stock Awards, Performance Awards, or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Common Stock shall again be available for the purposes of Awards under the Plan. If a Stock Appreciation Right is granted in tandem with an Option, such grant shall apply only once against the maximum number of shares of Common Stock that may be issued under the Plan. Shares of Common Stock underlying Awards (or Prior Plan options) settled in cash shall again be available for issuance under the Plan.

(iii)
In determining the number of shares of Common Stock available for Awards, if Common Stock has been delivered or exchanged as full or partial payment to the Company for payment of the exercise price or purchase price of an Award under the Plan or an option under a Prior Plan, or for payment of withholding taxes with respect to Awards under the Plan or options under a Prior Plan, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or purchase price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for the purposes of Awards under the Plan.

(iv)
Any shares of Common Stock that again become available for grant pursuant to this Section 4.1(a) shall be added back as one share if such share were subject to an Option or Stock Appreciation Right granted under the Plan or an option granted under a Prior Plan, and as 1.80 shares if such shares were subject to an Award other than an Option or a Stock Appreciation Right granted under the Plan.

    (v)
    From and after the date of stockholder approval of the Plan, the Company shall make no new grants of options under the Prior Plans and the shares available under the Prior Plans shall be made available for grants under the Plan. Notwithstanding anything to the contrary contained herein, no share available under a Prior Plan (including any share underlying an option awarded under a Prior Plan that expires, terminates or is canceled for any reason) shall be available under the Plan before stockholder approval of the Plan is obtained. In the event that stockholder approval of the Plan is not obtained, the Prior Plans shall remain in full force and effect and no shares associated with the Prior Plans shall be available for use by the Plan.

  (b)
  Individual Employee Limitations.    The following provisions apply in determining the Awards that may be granted to an individual during a fiscal year of the Company.

  (i)
  The maximum number of shares of Common Stock subject to Options and/or Stock Appreciation Rights that may be granted under the Plan during any fiscal year of the Company to an Eligible Employee shall be, in the aggregate, 1,000,000 shares (subject to any increase or decrease pursuant to Section 4.2). The maximum number of shares of Common Stock subject to Restricted Stock Awards and/or Other Stock-Based Awards that are subject to the attainment of specified performance goals that may be granted under the Plan during any fiscal year of the Company to an Eligible Employee shall be, in the aggregate, 500,000 shares (subject to any increase or decrease pursuant to Section 4.2). The maximum number of shares of Common Stock subject to Performance Awards denominated in shares of Common Stock that may be granted to an Eligible Employee under the Plan attributable to any year of a Performance Period shall be 500,000 shares (subject to any increase or decrease pursuant to Section 4.2). If a Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's individual share limitation applicable to Stock Appreciation Rights and Options.

  (ii)
  The maximum payment that may be made to an Eligible Employee under Performance Awards granted under the Plan and denominated in dollars attributable to any year of a Performance Period shall be $2,000,000.

  (iii)
  Notwithstanding the foregoing, to the extent that shares of Common Stock or amounts for which Awards are permitted to be granted to an Eligible Employee pursuant to Section 4.1(b) during a fiscal year of the Company or Performance Period, as the case may be, are not covered by an Award in the Company's fiscal year or Performance Period, as the case may be, such shares of Common Stock or amounts shall be available for grant or issuance to such Eligible Employee in any subsequent fiscal year or years during the term of the Plan.

  (c)
  Substitute Awards.    Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan pursuant to Section 4.1(a) or authorized for grant to an Eligible Employee in any fiscal year of the Company pursuant to Section 4.1(b). Additionally, in the event that a company acquired by the Company or an Affiliate, or with which the Company or an Affiliate combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not Eligible Employees, Consultants or Non-Employee Directors prior to such acquisition or combination.

4.2
Changes.
(a)
The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)
Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, any special cash dividend or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company and the Committee determines in good faith that an adjustment is necessary or appropriate under the Plan to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan, then the aggregate number and kind of shares that thereafter may be issued under the Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In connection with any event described in this paragraph, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

(c)
Unless otherwise determined by the Committee, fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down and any remaining fractional shares of Common Stock shall be settled in cash. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d)
In the event of (x) a merger or consolidation in which the Company is not the surviving entity, (y) any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or (z) the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as an "Acquisition Event"), then the Committee, in its sole discretion, may terminate all vested and unvested Awards that are outstanding as of the date of Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of the Acquisition Event, in which case, during the period from the date on which such notice of termination is delivered to the date of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her vested and unvested Awards that are then outstanding (without regard to any limitations on vesting or exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the consummation of the Acquisition Event, and, provided that, if the Acquisition Event does not occur within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

    If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

4.3
Minimum Purchase Price.    Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY

5.1
General Eligibility.    All Eligible Employees, Consultants and Non-Employee Directors are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2
General Requirement.    The vesting and exercise of Awards granted to a prospective employee or consultant shall be conditioned upon such individual actually becoming an employee of or consultant to the Company or an Affiliate within a reasonable time thereafter, as determined by the Committee.

ARTICLE VI

STOCK OPTIONS

6.1
Options.    Options may be granted alone or in addition to other Awards granted under the Plan. The Committee shall have the authority to grant any Eligible Employee, Consultant or Non-Employee Director one or more Options. Each Option granted under the Plan shall be a non-qualified Option, not intended to be an incentive stock option within the meaning of Section 422 of the Code.

6.2
Terms of Options.    Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)
Exercise Price.    The exercise price per share of Common Stock subject to an Option shall be determined by the Committee at the time of grant, provided that the per-share exercise price of any Option shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

  (b)
  Option Term.    The term of each Option shall be fixed by the Committee, provided that no Option shall be exercisable more than eight (8) years after the date the Option is granted.

  (c)
  Exercisability.    Unless the Committee determines otherwise at grant or as otherwise provided herein, Options shall be exercisable no earlier than one year after grant (except with respect to Options granted to Non-Employee Directors) and shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. Notwithstanding the foregoing, if the Committee provides, in its discretion, that any Option is exercisable subject to certain limitations (including, without limitation, that such Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

  (d)
  Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price (or arrangements satisfactory to the Committee made for such payment) as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Options or by payment in full or in part in the form of Common Stock (including by attestation) owned by the Participant for such period, or acquired in such manner, as to avoid an incremental charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

  (e)
  Termination by Death, Disability or Retirement.    Unless otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, if a Participant's Termination is by reason of death, Disability or Retirement, all Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Options; provided, however, that in the case of Retirement, if the Participant dies within such exercise period, all unexercised Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Options.

  (f)
  Involuntary Termination Without Cause or for Good Reason.    Unless otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant, or (if no rights of the Participant are reduced) thereafter, if a Participant's Termination is by involuntary termination without Cause or, to the extent applicable, Good Reason, all Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Options.

  (g)
  Voluntary Termination.    Unless otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, if a Participant's Termination is voluntary (other than a voluntary termination described in subsection (h) (ii) below or covered by (f) above), all Options held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Options.

  (h)
  Termination for Cause.    Unless otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, if a Participant's Termination (i) is for Cause or (ii) is a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, all Options held by such Participant, whether or not vested, shall thereupon terminate and expire as of the date of such Termination.

  (i)
  Unvested Options.    Unless otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, Options that are not vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

  (j)
  Form, Modification, Extension and Renewal of Options.    Subject to the terms and conditions and within the limitations of the Plan, Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent), and (ii) accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

  (k)
  Buyout and Settlement Provisions.    The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

  (l)
  Deferred Delivery of Common Shares.    The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

  (m)
  Early Exercise.    The Committee may provide that an Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option and such shares shall be subject to the provisions of Article VIII and treated as restricted stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

  (n)
  Other Terms and Conditions.    Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1
Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights shall be granted in conjunction with all or part of any Option (a "Reference Stock Option") granted under the Plan. Each Tandem Stock Appreciation Right may be granted either at or after the time of the grant of its Reference Stock Option.

7.2
Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a)
Term.    A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(b)
Exercisability.    Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.2(c).

(c)
Method of Exercise.    A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(d)
Payment.    Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at the time of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(e)
Deemed Exercise of Reference Stock Option.    Upon the exercise of a Tandem Stock Appreciation Right for Common Stock, the Reference Stock Option (or part thereof, based on the value of the Common Stock issued on exercise) to which such Stock Appreciation Right is related shall be deemed to have been exercised for purposes of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

7.3
Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights may also be granted without reference to any Options granted under the Plan.

7.4
Terms and Conditions of Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a)
Term.    The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not exceed eight (8) years after the date the right is granted.

(b)
Exercisability.    Unless the Committee determines otherwise at grant or as otherwise provided herein, Non-Tandem Stock Appreciation Rights shall be exercisable no earlier than one year after grant (except with respect to Non-Tandem Stock Appreciation Rights granted to Non-Employee Directors) and shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(c)
Method of Exercise.    Subject to the installment, exercise and waiting period provisions that apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(d)
Payment.    Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at the time of grant) no greater than the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

ARTICLE VIII

RESTRICTED STOCK AWARDS

8.1
Restricted Stock Awards.    Restricted Stock Awards may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock Awards shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

8.2
Awards and Certificates.    Eligible Employees, Consultants and Non-Employee Directors selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)
Purchase Price.    Unless (x) otherwise provided by the Committee or (y) prohibited by applicable law, the purchase price of a Restricted Stock Award shall be zero. If required by law or the Committee otherwise determines that a Restricted Stock Award shall have a purchase price, such purchase price shall not be less than par value.

  (b)
  Acceptance.    Restricted Stock Awards must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award agreement and by paying the price (if any) the Committee has designated thereunder.

8.3
Restrictions and Conditions.    Restricted Stock Awards awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a)
Restriction Period.

(i)
The Participant shall not be permitted to Transfer a Restricted Stock Award awarded under the Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the Restricted Stock Award. Unless the Committee determines otherwise at grant, the minimum Restriction Period for a Restricted Stock Award shall be three years (permitting pro-rata vesting over such three year period). Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may place conditions on the grant. In addition, (x) upon a change in control, (y) upon a Participant's without Cause or Good Reason termination or termination by reason of death, Disability or Retirement, or (z) if required pursuant to an agreement in existence prior to the date of grant to which the Participant is a party, the Committee in its sole discretion may (A) provide for the lapse of restrictions in whole or in part, (B) accelerate the vesting of all or any part of any Restricted Stock Award and/or (C) waive the deferral limitations for all or any part of any such Award.

(ii)
Objective Performance Goals, Formulas or Standards.    If the grant of a Restricted Stock Award or the lapse of restrictions is based on the attainment of performance goals, the Committee shall establish the objective performance goals, including, to the extent the Committee so determines, from among those set forth in Exhibit A hereto, and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the performance goals are substantially uncertain.

(b)
Rights as a Stockholder; Dividends.    The Participant shall have none of the attendant rights of a holder of shares of Common Stock of the Company until the Participant becomes a shareholder of record (other than rights to receive additional Restricted Stock Awards for dividends and other distributions on shares of Common Stock). Once the Participant becomes a shareholder of record, the Participant shall have all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Common Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)
Termination.    Unless otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, subject to the applicable provisions of the Award agreement and the Plan, upon a Participant's Termination for any reason during the relevant Restriction Period, all Restricted Stock Awards still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

  (d)
  Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock Award, certificates for shares attributable to such Award shall be delivered to the Participant (or, if certificates were previously issued, replacement certificates shall be delivered upon return of the previously issued certificates). All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

ARTICLE IX

PERFORMANCE AWARDS

9.1
Performance Awards.    Performance Awards may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Awards shall be awarded, the number of Performance Awards to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to Performance Awards will be vested, the ability of Participants to defer receipt of Performance Awards, and the other terms and conditions of the Award in addition to those set forth in Section 9.2. Unless the Committee determines otherwise at grant, the minimum Performance Period shall be one year.

  The Committee shall condition the right to payment or vesting of any Performance Award upon the attainment of objective performance goals established pursuant to Section 9.2(b) below.

9.2
Terms and Conditions.    Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)
Earning or Vesting of Performance Award.    At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(b) are achieved and the percentage of each Performance Award that has been earned or vested.

(b)
Objective Performance Goals, Formulas or Standards.    The Committee shall establish the objective performance goals, including, to the extent the Committee so determines, from among those set forth in Exhibit A hereto, for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or, to the extent such Award is intended to comply with Section 162(m) of the Code, at such later date as permitted thereunder and while the outcome of the performance goals are substantially uncertain.

(c)
Dividends.    Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.

(d)
Payment.    Following the Committee's determination, shares of Common Stock and/or cash, as determined by the Committee in its sole discretion at the time of grant, shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual's earned or vested Performance Award. Notwithstanding the foregoing, the Committee may, in its sole discretion and, to the extent Section 162(m) of the Code is applicable, in accordance therewith, (i) award a number of shares of Common Stock or an amount of cash less than the earned Performance Award and/or (ii) subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions.

  (e)
  Termination.    Subject to the applicable provisions of the Award agreement and the Plan, upon a Participant's Termination for any reason during the Performance Period for a Performance Award, such Performance Award will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or, if no rights of the Participant are reduced, thereafter.

  (f)
  Accelerated Vesting.    Upon (x) a change in control, (y) a Participant's without Cause or Good Reason termination or termination by reason of death, Disability or Retirement, or (z) if required pursuant to an agreement in existence prior to the date of grant to which the Participant is a party, the Committee, in its sole discretion, may accelerate the vesting of all or any part of any Performance Award or waive the deferral limitations for all or any part of such Award.

ARTICLE X

OTHER STOCK-BASED AWARDS

10.1
Other Awards.    Subject to the share limitations set forth in Section 4.1(a), the Committee is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, including, but not limited to, (a) shares of Common Stock awarded purely as a bonus in lieu of cash and not subject to any restrictions or conditions, (b) shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, (c) stock equivalent units, (d) restricted stock units, and (e) Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

  Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards.

  The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance goals, including, to the extent the Committee so determines, from among those set forth on Exhibit A hereto, as the Committee may determine, in its sole discretion.

10.2
Terms and Conditions.    Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a)
Dividends.    Unless otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(b)
Vesting.    Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

(c)
Price.    Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration. However, in no event will an option to purchase shares of Common Stock under the Plan be granted with a per-share purchase price as of the date of grant of less than Fair Market Value.

ARTICLE XI

TERMINATION OR AMENDMENT OF PLAN/NON-TRANSFERABILITY OF AWARDS

11.1
Termination or Amendment.    Notwithstanding any other provision of the Plan, the Board (or a duly authorized Committee thereof) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, except (x) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (y) as specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant and, provided, further, without the approval of the holders of the Company's Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan under Section 4.1(a) (except by operation of Section 4.2); (ii) increase the maximum individual limitations for a fiscal year or year of a Performance Period under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) extend the maximum option period under Section 6.2; (v) materially alter the performance goals as set forth in Exhibit A; or (vi) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of New York to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above, except (x) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (y) as specifically provided herein, no such amendment or other action by the Committee shall reduce the rights of any holder without the holder's consent.

11.2
Non-Transferability of Awards.    Except as the Committee may permit, in its sole discretion, at the time of grant or thereafter, no Award shall be Transferable by the Participant (including, without limitation to, a Family Member) otherwise than by will or by the laws of descent and distribution, and all Awards shall be exercisable, during the Participant's lifetime, only by the Participant. Any attempt to Transfer any Award or benefit not otherwise permitted by the Committee in accordance with the foregoing sentence shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person. An Option that is Transferred pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution, except as may otherwise be permitted by the Committee and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Any shares of Common Stock acquired by a permissible transferee shall continue to be subject to the terms of the Plan and the applicable Award agreement.

ARTICLE XII

UNFUNDED PLAN

12.1
Unfunded Status of Plan.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XIII

GENERAL PROVISIONS

13.1
Legend and Custody.    The Committee may require each person receiving shares of Common Stock pursuant to an Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

  All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under (a) the rules, regulations and other requirements of the Securities and Exchange Commission, (b) any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, or (c) applicable law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  If stock certificates are issued in respect of an Award, the Committee may require that any stock certificates evidencing such Award be held in custody by the Company until the Award has vested or the restrictions thereon have lapsed, and that, as a condition of any grant of such an Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

13.2
Other Plans.    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.3
No Right to Employment/Directorship/Consultancy.    Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

13.4
Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of any federal, state or local taxes required by law to be withheld. Upon the vesting of a Restricted Stock Award (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. The minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

13.5
Listing and Other Conditions.

(a)
Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)
If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)
Upon termination of any period of suspension under this Section 13.5, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)
A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests, and otherwise to cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval as the Company deems necessary or appropriate.

13.6
Governing Law.    The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

13.7
Construction.    Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

13.8
Other Benefits.    No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

13.9
Costs.    The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

13.10
No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

13.11
Death/Disability.    The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

13.12
Section 16(b) of the Exchange Act.    All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

13.13
Successor and Assigns.    The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

13.14
Severability of Provisions.    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

13.15
Payments to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

13.16
Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XIV

EFFECTIVE DATE OF PLAN

        The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of New York.

ARTICLE XV

TERM OF PLAN

        No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

ARTICLE XVI

NAME OF PLAN

        The Plan shall be known as "Bed Bath & Beyond Inc. 2004 Incentive Compensation Plan."

EXHIBIT A

PERFORMANCE GOALS

        Performance goals established for purposes of the vesting of performance-based Restricted Stock Awards, Performance Awards and/or Other Stock-Based Awards intended to comply with Section 162(m) of the Code shall be based on one or more of the following performance goals ("Performance Goals"): (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Company (or any subsidiary, division or other operational unit of the Company); (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Company, including without limitation that attributable to continuing and/or other operations of the Company (or in either case a subsidiary, division, or other operational unit of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow or economic value added of the Company (or a subsidiary, division, or other operational unit of the Company); (iv) the attainment of a certain target level of, or a specified increase in, gross or operating margins of the Company (or a subsidiary, division, or other operational unit of the Company); (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division or other operational unit of the Company); (vii) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax or other exclusions of the Company (or a subsidiary, division, or other operational unit of the Company); (viii) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital of the Company (or any subsidiary, division or other operational unit of the Company); (ix) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity of the Company (or any subsidiary, division or other operational unit of the Company); (x) the attainment of certain target levels in the fair market value of the shares of the Company's Common Stock; (xi) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends; or (xii) a transaction that results in the sale of stock or assets of the Company. The Committee may also exclude the impact of an event or occurrence that the Committee determines should be appropriately excluded, including (x) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (y) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (z) a change in accounting standards required by generally accepted accounting principles.

        In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

PROXY

BED BATH & BEYOND INC.
650 LIBERTY AVENUE
UNION, NEW JERSEY 07083

ANNUAL MEETING OF SHAREHOLDERS
JULY 1, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints Leonard Feinstein and Steven H. Temares, or either one of them, acting singly, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of Bed Bath & Beyond Inc. held of record by the undersigned on May 5, 2004 at the Annual Meeting of Shareholders to be held on July 1, 2004 or any adjournment thereof.

        IF THIS PROXY IS PROPERLY EXECUTEDAND RETURNED, THE SHARES REPRESENTED HEREBY WILL BE VOTED, IF NOT OTHERWISE SPECIFIED, FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

(Continued on Reverse Side)

BED BATH & BEYOND INC.
650 LIBERTY AVENUE
UNION, NJ 07083

VOTE BY INTERNET—www.proxyvote.com

        Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 30, 2004. Have your proxy card in hand when you access the web site.

VOTE BY PHONE—1-800-690-6903

        Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 30, 2004. Have your proxy card in hand when you call.

VOTE BY MAIL

        Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Bed Bath & Beyond Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

IF VOTING BY MAIL, PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	BDBTH1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BED BATH & BEYOND INC.

		For All Nominees	Withhold All	For All Except
1.	ELECTION OF DIRECTORS
	The Board of Directors Recommends a Vote "FOR ALL NOMINEES" with respect to Proposal No. 1.	☐	☐	☐
Nominees for three (3) year terms: Warren Eisenberg Victoria A. Morrison Stanley Barshay
Nominee for two (2) year term: Fran Stoller
Nominee for one (1) year term: Jordan Heller
To withhold authority vote for an individual nominee, to write the nominee's name on the line below.

		For	Against	Abstain
2.	RATIFICATION OF THE APPOINTMENT OF KPMG LLP; The Board of Directors Recommends a Vote "FOR" Proposal No. 2.	☐	☐	☐
3.	RATIFICATION OF THE ADOPTION OF THE 2004 INCENTIVE COMPENSATION PLAN; The Board of Directors Recommends a Vote "FOR" Proposal No. 3.	☐	☐	☐
4.	SHAREHOLDER PROPOSAL; GLASS CEILING REPORT The Board of Directors Recommends a Vote "AGAINST" Proposal No. 4.	☐	☐	☐
5.	SHAREHOLDER PROPOSAL; EXECUTIVE STOCK HOLDINGS The Board of Directors Recommends a Vote "AGAINST" Proposal No. 5.	☐	☐	☐
6.	In their discretion, the Proxies are authorized to vote upon such other business as may be brought before the meeting.	☐	☐	☐

NOTE: Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

QuickLinks

BED BATH & BEYOND INC. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS JULY 1, 2004
PROXY STATEMENT
QUESTIONS ABOUT THE MEETING AND THESE PROXY MATERIALS
ELECTION OF DIRECTORS (Proposal 1)
OTHER BOARD OF DIRECTORS INFORMATION
RATIFICATION OF APPOINTMENT OF AUDITORS (Proposal 2)
AUDIT COMMITTEE REPORT
2004 INCENTIVE COMPENSATION PLAN (Proposal 3)
ADOPTION OF THE BED BATH & BEYOND INC. 2004 INCENTIVE COMPENSATION PLAN
SHAREHOLDER PROPOSAL (Proposal 4)
SHAREHOLDER PROPOSAL (Proposal 5)
EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE
STOCK OPTIONS
AGREEMENTS WITH MESSRS. EISENBERG AND FEINSTEIN
AGREEMENTS WITH MESSRS. TEMARES, STARK AND FIORILLI
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE GRAPH
NEXT YEAR'S ANNUAL MEETING
Exhibit A CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF BED BATH & BEYOND INC.
Exhibit B BED BATH & BEYOND INC. 2004 INCENTIVE COMPENSATION PLAN
ARTICLE I PURPOSE
ARTICLE II DEFINITIONS
ARTICLE III ADMINISTRATION
ARTICLE IV SHARE LIMITATION
ARTICLE V ELIGIBILITY
ARTICLE VI STOCK OPTIONS
ARTICLE VII STOCK APPRECIATION RIGHTS
ARTICLE VIII RESTRICTED STOCK AWARDS
ARTICLE IX PERFORMANCE AWARDS
ARTICLE X OTHER STOCK-BASED AWARDS
ARTICLE XI TERMINATION OR AMENDMENT OF PLAN/NON-TRANSFERABILITY OF AWARDS
ARTICLE XII UNFUNDED PLAN
ARTICLE XIII GENERAL PROVISIONS
ARTICLE XIV EFFECTIVE DATE OF PLAN
ARTICLE XV TERM OF PLAN
ARTICLE XVI NAME OF PLAN
EXHIBIT A PERFORMANCE GOALS
PROXY